BACAP OPPORTUNITY STRATEGY, LLC
                         C/O BANK OF AMERICA CORPORATION
                             101 SOUTH TRYON STREET
                               CHARLOTTE, NC 28255

                      NOTICE OF SPECIAL MEETING OF MEMBERS
                        TO BE HELD ON SEPTEMBER 11, 2003

To the Members:

         A Special Meeting (the "Meeting") of the members ("Members") of BACAP Opportunity Strategy, LLC (the "Fund") will be held on September 11, 2003, at 11:00 a.m. (Eastern time) at the offices of BACAP Distributors, LLC, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

         The Meeting is called for the following purposes:

         (1) to elect two nominees to the Board of Managers of the Fund; and

         (2) to transact such other business as may properly come before the Meeting.

         The first item is discussed in greater detail in the accompanying Proxy Statement.

         You may vote at the Meeting if you are a Member of record of the Fund as of the close of business on August 1, 2003. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or vote by telephone as provided on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted for the nominees.

         The Fund will furnish, without charge, a copy of the Fund's most recent annual report to Members upon request. Please call 1-800-321-7854 to request a copy of this report.

         If you have any questions, please call your account representative.


By Order of the
Board of Managers

Robert H. Gordon
Principal Manager

August 14, 2003

EACH MEMBER'S VOTE IS IMPORTANT. THE SPECIAL MEETING OF MEMBERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE AS PROVIDED IN THE ENCLOSED PROXY CARD.

                         BACAP OPPORTUNITY STRATEGY, LLC
                         C/O BANK OF AMERICA CORPORATION
                             101 SOUTH TRYON STREET
                               CHARLOTTE, NC 28255
                            TELEPHONE: 1-800-321-7854

                           SPECIAL MEETING OF MEMBERS
                        To Be Held on September 11, 2003



                        -----------------------------------
                                 PROXY STATEMENT
                        -----------------------------------


         This Proxy Statement is being furnished to members (each, a "Member" and, collectively, "Members") of BACAP Opportunity Strategy, LLC (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of BACAP Distributors, LLC, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255, on September 11, 2003, beginning at 11:00 a.m. (Eastern time). Your proxy may also be voted at any adjournment of the Meeting.

         In addition to soliciting proxies by mail, officers of the Fund and officers and employees of the Fund's investment adviser, the Fund's administrator, PFPC Inc., and the Fund's tabulators, Management Information Servicing Corp., a division of Automatic Data Processing, Inc. may solicit proxies by telephone, telegraph or in person, without special compensation. The Fund will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

         At the Meeting, Members will vote on a proposal to elect Alan Brott and Robert H. Gordon to serve as members of the Board. The qualifications of Mr. Brott and Mr. Gordon are described below.

         If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Fund will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the individual to serve as a member of the Board. You may also vote by telephone as provided on the enclosed proxy card.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A vote may be taken on one or more of the proposals prior to such an adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of the holders of a majority of the Member interests in the Fund present at the Meeting in person or by proxy and entitled to vote. Under the limited liability company agreement of the Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date will constitute a quorum at the Meeting.

         The close of business on August 1, 2003 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

         Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage1 as of the Record Date. As of the close of business on the Record Date, the total of the capital accounts of all Members was $37,555,569.57.

         This Proxy Statement is first being mailed to Members on or about August 14, 2003.

         THE FUND'S MOST RECENT ANNUAL REPORT TO MEMBERS IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-321-7854.

         As of the Record Date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding interests in the Fund. None of the Managers holds any outstanding interests in the Fund. As of the Record Date, Bank of America, N.A., an affiliate of BACAP Advisory Partners, LLC (the "Adviser"), the investment adviser of the Fund, may have the authority to vote a significant percentage of the Fund's outstanding interests in the Fund.

                                    PROPOSAL

         At the Meeting, Members will vote on two nominees, Alan Brott and Robert H. Gordon, to serve as Managers of the Fund. Mr. Brott is not presently serving as a Manager and has not previously been elected by the Members. Mr. Gordon was elected by the Board on March 24, 2003 to fill a vacancy on the Board. However, he has not been elected by Members. If elected, Mr. Brott would serve as a Manager that is not an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (an "Independent Manager").

         Mr. Gordon presently serves as an "interested" Manager and the "Principal Manager" of the Fund. As Principal Manager, Mr. Gordon presides over meetings of the Board and serves as an executive officer of the Fund. He is deemed an "interested" Manager because he is an officer of the Fund and an officer and employee of BACAP Advisory Partners, LLC, the Fund's investment adviser, and certain of its affiliates. He also owns shares of common stock of Bank of America Corporation, an affiliate of the Adviser.

         The Board has called this Meeting to elect Mr. Brott because the 1940 Act permits a Board to fill a vacancy without an election by Members only under

-------------------
1 The investment percentage of each Member was most recently established on August 1, 2003 and was determined by dividing the balance of the Member's capital account as of such date, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by Members. If Mr. Brott was added without an election by Members, only three out of five Managers (less than two-thirds) would have been elected by Members. Accordingly, the Board has nominated him for election at this Meeting.

         At the time Mr. Gordon was appointed to the Board, more than two-thirds (three out of four) of the Managers were elected by the initial Member of the Fund (the "Initial Member"). (Mr. Gordon was the only Manager not elected by the Initial Member.) Therefore, his election by Members was not required at that time. However, the 1940 Act requires that Managers who have not been elected by Members stand for election at the next meeting of Members called to elect Managers.

         The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of Mr. Brott and Mr. Gordon to serve as Managers. Both individuals have consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If either individual should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers (which include Mr. Gordon).

         Information regarding Mr. Brott and Mr. Gordon, including brief biographical information, is set forth below.


-----------------------     ------------   ------------------------------------    ----------   ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------
NOMINEE FOR INDEPENDENT MANAGER
---------------------------------------------------------------------------------------------------------------------
Alan Brott                  None           Consultant, since October 1991;         None         None
Columbia University                        Associate Professor, Columbia
School of Business                         University Graduate School of
Uris Hall                                  Business, since 2000; Adjunct
3022 Broadway                              Professor, Columbia University
New York, NY  10027                        Graduate School of Business from 1992
Age: 60                                    to 2000; Adjunct Professor, New York
                                           University, 1999 to present.
---------------------------------------------------------------------------------------------------------------------

                                                         3



-----------------------     ------------   ------------------------------------    ----------   ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------
NOMINEE FOR INTERESTED MANAGER
---------------------------------------------------------------------------------------------------------------------
Robert H. Gordon            Principal      Manager (May 2001), President (March        86       Nations Funds
One Bank of America Plaza   Manager and    2001), CEO and Chairman (March 2002),                Trust; Nations
Charlotte, NC  28255        President      BACAP Distributors, LLC (or its                      Separate Account
Age:  41                                   predecessors); Manager (January 2000)                Trust; Nations
                                           and Chairman of the Board (March                     Master Investment
                                           2003), Banc of America Capital                       Trust; BACAP
                                           Management, LLC (or its                              Alternative Multi-
                                           predecessors); President and CEO                     Strategy Fund, LLC
                                           since March 2002; President, Trustee,
                                           Vice Chairman of the Boards of
                                           Nations Funds Trust, Nations Master
                                           Investment Trust and Nations Separate
                                           Account Trust since October 2002;
                                           President, BACAP Advisory Partners,
                                           LLC since April 2002; President,
                                           BACAP, Bank of America, N.A. since
                                           July 2002; Senior Vice President
                                           (Asset Management Group), Bank of
                                           America, N.A. (or its predecessors)
                                           since 1993; President, Nations
                                           Balanced Target Maturity Fund, Inc.,
                                           Nations Government Income Term Trust
                                           2003, Inc., Nations Government Income
                                           Term Trust 2004, Inc. and Hatteras
                                           Income Securities, Inc. since March
                                           1998.
-----------------------     ------------   ------------------------------------    ----------   ---------------------


         The identity of the present Managers (other than Mr. Gordon) and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager, except for Mr. Gordon, is an Independent Manager. Each Manager and officer of the Fund was appointed in April 2002, except for Mr. Gordon, who was appointed as a Manager in March 2003. Managers each serve an indefinite term of office and officers of the Fund are elected annually by the Board of Managers.


-----------------------     ------------   ------------------------------------    ----------   ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT MANAGERS
---------------------------------------------------------------------------------------------------------------------
Thomas W. Brock   600       Manager        Adjunct Professor, Columbia                  2       BACAP Alternative
Mamaroneck Avenue                          University Graduate School of                        Multi- Strategy
Suite 431                                  Business since September 1998;                       Fund, LLC;
Harrison, NY 10528                         Chairman, CEO, Salomon Brothers Asset                Blythdale
Age:  54                                   Management, Inc. from 1993 to 1998.                  Children's
                                                                                                Hospital; WestHab
-----------------------     ------------   ------------------------------------    ----------   ---------------------
Andrew M. Paul              Manager        Chairman and Chief Executive Officer,        2       BACAP Alternative
Enhanced Capital                           Enhanced Capital Partners, LLC                       Multi- Strategy
Partners, LLC                              (venture capital) since January 2001;                Fund, LLC; MTS
300 Park Avenue                            Chair, MTS Health Partners, LLC                      Health Partners;
20th Floor                                 (merger and acquisition advisory and                 Sloans Lake Managed
New York, NY  10022                        private equity) since August 2001;                   Care; Health
Age:  46                                   Chairman, Sloans Lake Managed Care                   Alliance Valutec
                                           since February 2001; Managing Member,                Holdings
                                           Welsh Carson Anderson & Stowe
                                           (private equity) from August 1984 to
                                           September 2000.
-----------------------     ------------   ------------------------------------    ----------   ---------------------
Thomas G. Yellin            Manager        President, PJ Productions since 2003;        2       BACAP Alternative
ABC News                                   Executive Producer, ABC News since                   Multi-Strategy
125 West End Avenue                        June 1989.                                           Fund, LLC
4th Floor
New York, NY  10023
Age:  49
---------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------
Edward D. Bedard            Chief          Chief Operating Officer, Senior Vice                 None
One Bank of America Plaza   Financial      President, BACAP Distributors, LLC
Charlotte, NC  28255        Officer        (or its predecessors) since 1996;
Age:  45                                   Manager, BACAP Distributors, LLC (or
                                           its predecessors) since 1997; Chief
                                           Administrative Officer, Treasurer,
                                           Senior Vice President, Banc of
                                           America Capital Management, LLC (or
                                           its predecessors) since January 2000;
                                           Chief Financial Officer (January
                                           2003) and Treasurer (October 2002) of
                                           Nations Funds Trust, Nations Master



-----------------------     ------------   ------------------------------------    ----------   ---------------------
NAME, ADDRESS AND AGE       POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF    OTHER DIRECTORSHIPS
                            HELD WITH      5 YEARS                                 PORTFOLIOS   HELD BY MANAGER
                            FUND                                                   IN FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                   BY MANAGER
---------------------------------------------------------------------------------------------------------------------
                                           Investment Trust and Nations Separate
                                           Account Trust, Chief Operating
                                           Officer (April 2002) and Senior Vice
                                           President (November 2002), BACAP
                                           Advisory Partners, LLC; Chief
                                           Financial Officer, Nations Balanced
                                           Target Maturity Fund, Inc., Nations
                                           Government Income Term Trust 2003,
                                           Inc., Nations Government Income Term
                                           Trust 2004, Inc. and Hatteras Income
                                           Securities, Inc. since 1997.
-----------------------     ------------   ------------------------------------    ----------   ---------------------
Gerald Murphy               Treasurer      Treasurer, Nations Funds Trust,                      None
One Bank of America Plaza                  Nations Master Investment Trust and
Charlotte, NC  28255                       Nations Separate Account Trust since
Age:  43                                   January 2003; Senior Vice President,
                                           BACAP Advisory Partners, LLC since
                                           April 2002; Vice President, Citibank
                                           1997 to December 1998; Treasurer,
                                           Nations Balanced Target Maturity
                                           Fund, Inc., Nations Government Income
                                           Term Trust 2003, Inc., Nations
                                           Government Income Term Trust 2004,
                                           Inc. and Hatteras Income Securities,
                                           Inc. since 1999.
-----------------------     ------------   ------------------------------------    ----------   ---------------------
Robert B. Carroll           Secretary      Associate General Counsel, Bank of                   None
One Bank of America Plaza                  America Corporation since 1999;
Charlotte, NC  28255                       Secretary (January 2003) and Chief
Age:  43                                   Legal Officer (August 2003) of
                                           Nations Funds Trust, Nations Master
                                           Investment Trust and Nations Separate
                                           Account Trust; Secretary, Nations
                                           Balanced Target Maturity Fund, Inc.,
                                           Nations Government Income Term Trust
                                           2003, Inc., Nations Government Income
                                           Term Trust 2004, Inc. and Hatteras
                                           Income Securities, Inc. since 1997;
                                           Assistant General Counsel, Bank of
                                           America Corporation from 1996 to 1999.
-----------------------     ------------   ------------------------------------    ----------   ---------------------

                                                             6

         BOARD MEETINGS AND COMMITTEES.

         The Board currently has an Audit Committee and a Nominating Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit A.

         The current members of the Audit Committee are Messrs. Brock, Paul and Yellin, constituting all of the Managers who are Independent Managers.

         The principal functions of the Fund's Audit Committee are:

     o   the appointment of the Fund's independent accountants;

     o to meet separately with the independent accountants (and counsel for the Independent Managers) and review the scope and anticipated costs of audits; and

     o   to receive  and  consider  reports   from the  independent  accountants
         concerning  their  conduct  of   audits,   including  any  comments  or
         recommendations they might want to make in that connection.

         The first fiscal year of the Fund commenced at the Fund's inception on October 1, 2002 and ended on December 31, 2002.

         The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Managers, is currently comprised of Messrs. Brock, Paul and Yellin, constituting all of the Independent Managers. The Nominating Committee was established effective as of March 24, 2003. Thus, there were no meetings of the Nominating Committee during the fiscal year ended December 31, 2002. The Nominating Committee will consider nominees recommended by Members in a written request addressed to the attention of the Nominating Committee in care of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

         Each of the Managers and Audit Committee members then serving attended the single meeting of the Board and of the Audit Committee held during the fiscal year ended December 31, 2002.

         MANAGER COMPENSATION.

         The following table shows compensation expected to be paid to the Independent Managers for the Fund's first full fiscal year (ending December 31, 2003) by the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Fund to Mr. Gordon, who is an "interested person" of the Fund.


                                                          (3)                                             (5)
                                    (2)               PENSION OR                  (4)            TOTAL COMPENSATION
          (1)                AGGREGATE BENEFITS    RETIREMENT BENEFITS      ESTIMATED ANNUAL     FROM FUND AND FUND
    NAME OF PERSON,          COMPENSATION FROM     ACCRUED AS PART OF        BEBEFUTS UPON         COMPLEX PAID TO
       POSITION                     FUND*             FUND EXPENSES            RETIREMENT             MANAGERS
--------------------------   -------------------   ---------------------   ------------------   ---------------------
Thomas W. Brock, Manager       $10,000                      0                       0               $20,000(2)**

Andrew M. Paul, Manager        $10,000                      0                       0               $20,000(2)**

Thomas G. Yellin,              $10,000                      0                       0               $20,000(2)**
Manager


         *Estimated for the fiscal year ending December 31, 2003 assuming a full year of compensation, excluding out-of-pocket reimbursements.

         **Represents   the  number  of  separate   portfolios   comprising  the
investment companies in the Fund complex, including the Fund, for which the Manager serves.

         Currently, the Independent Managers are each paid an annual retainer of $6,000 and per meeting fees of $1,000 by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. The Board does not have a compensation committee.

         MANAGER EQUITY OWNERSHIP.

         The following table sets forth, as of December 31, 2002, with respect to each Manager, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the Manager within the same family of investment companies as the Fund.


                                                                                     (3)
                                            (2)                       AGGREGATE DOLLAR RANGE OF EQUITY
             (1)                      DOLLAR RANGE OF                SECURITIES OF ALL FUNDS OVERSEEN OR
        NAME OF MANAGER            EQUITY SECURITIES                 TO BE OVERSEEN BY MANAGER OR NOMINEE
          OR NOMINEE                   OF THE FUND                    IN FAMILY OF INVESTMENT COMPANIES
-----------------------------    ---------------------------    ----------------------------------------------
Thomas W. Brock                             None                                   None

Andrew M. Paul                              None                                   None

Thomas G. Yellin                            None                                   None

Robert H. Gordon                            None                                   None


                                             8

         As of December 31, 2002, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own or own of record securities in the Adviser or Alkeon Capital Management, LLC ("Alkeon"), the sub-adviser of the Fund, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or Alkeon.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, taken together, require that the Managers, officers of the Fund, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, Alkeon and directors and officers of the Adviser and Alkeon (collectively, "Reporting Persons") file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2002, has complied with applicable filing requirements.

                               VOTING INFORMATION

         REVOCATION OF PROXIES AND ABSTENTIONS.

         A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of the revocation by a toll-free telephone call to the number shown on the proxy card.

         Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against (I.E., withheld) any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present at the Meeting and will be counted as votes present at the Meeting. Unmarked proxy cards will be voted to elect both nominees. Because Managers will be elected by a plurality of the votes cast in person or by proxy, abstentions will not affect the outcome of voting on the proposal.

         QUORUM REQUIREMENTS.

         A quorum of Members is necessary to hold a valid meeting. If Members holding interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

         ADJOURNMENTS.

         In the absence of a quorum, the Meeting may be adjourned, without additional notice to the Members, by action of a majority of the Members present in person or by proxy. Adjournments may also be sought if a quorum is present, but sufficient votes to approve any proposal have not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all interests that they are entitled to vote in favor of adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

I.       OTHER MATTERS AND ADDITIONAL INFORMATION.

         OTHER BUSINESS AT THE MEETING.

         The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

         FUTURE MEMBER PROPOSALS.

         Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Members should submit such proposal to the Fund at 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

         APPRAISAL RIGHTS.

         As a Member, you will not have appraisal rights in connection with the proposal described in this Proxy Statement.

         RESULTS OF VOTING.

         Members will be informed of the voting results of the Meeting in the Fund's next annual report, which will be sent to Members on or before March 1, 2004.

MEMBERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO VOTE BY TELEPHONE AS PROVIDED ON THE ENCLOSED PROXY CARD.


                                    By Order of the Board of Managers


                                    Robert H. Gordon
                                    Principal Manager

                                    Dated:  August 14, 2003

                                    EXHIBIT A

                         BACAP OPPORTUNITY STRATEGY, LLC
                         -------------------------------

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                             AUDIT COMMITTEE CHARTER

1. COMPOSITION. The Audit Committees shall be composed entirely of Managers who are not "interested" persons of the BACAP Opportunity Strategy, LLC or BACAP Alternative Multi-Strategy Fund, LLC (each a "Fund" and collectively, the "Funds") or any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, to any Fund. The full Board of Managers shall designate the members of the committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.

2. OVERSIGHT. The function of the Audit Committee is oversight. Management* and the internal accounting staff are primarily responsible for the preparation of a Fund's financial statements and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits. The independent auditors for the Funds are accountable to the Boards of Managers and Audit Committees. The Audit Committees have the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as have the full Boards of Managers.

3. SPECIFIC RESPONSIBILITIES AND POWERS. Each Fund's Audit Committee has the responsibility and power to:

     (a) oversee the Fund's accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers;

     (b) approve, and recommend to the full Board of Managers for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor;

     (c) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, PROVIDED HOWEVER, that the policies and procedures are detailed as to the particular service and the Audit Committee is

----------------------
* For purposes of this Charter, the term MANAGEMENT means the appropriate officers of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors). Also, for purposes of this Charter, the phrase INTERNAL ACCOUNTING STAFF means the appropriate officers and employees of a Fund, and its investment adviser(s), administrator(s) and other key service providers (other than the independent auditors).

          informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements;

     (d) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (e) attempt to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;

     (f) (i) ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; and (ii) engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

     (g) meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the full Board of Managers; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (iv) consider the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;

     (h) consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

     (i) review the fees charged by the independent auditors for audit and non-audit services;

     (j) serve as a "qualified legal compliance committee" (as such term is defined in 17 CFR Part 205), the duties of which are listed on Exhibit A to this Charter; and

     (k) report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

4. SUBCOMMITTEES. The Audit Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Audit Committee members), as it deems appropriate from time to time. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

5.   MISCELLANEOUS.

     (a) A Fund's Audit Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.

     (b) A Fund's Audit Committee shall be available at all times to meet with appropriate officers of the Fund, and with internal accounting staff for consultation on audit, accounting and related financial matters.

     (c) A Fund's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

The Committee shall have such further responsibilities as are given to it from time to time by the Board of Managers. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.


Approved:  June 27, 2003

             EXHIBIT A TO CHARTER--QLCC DUTIES AND RESPONSIBILITIES

> An attorney reporting a "material violation" under 17 CFR Part 205 ("Reporting Attorney"), is permitted to report evidence of such a material violation directly to the qualified legal compliance committee, which is comprised of all audit committee members ("QLCC").

> The QLCC shall direct that the CLO provides contact information to all attorneys who provide services to the funds and would be deemed to be practicing before the SEC under the Attorney Rules for one or more members of the QLCC so that confidentiality can be ensured for any attorney who reports evidence of a material violation.

> The QLCC shall designate an appropriate repository for the retention of materials generated in connection with the receipt of any report of a material violation by the QLCC.

> Once a report of evidence of a material violation by a Fund, its officers, directors, employees or agents has been received by the QLCC, the QLCC has the authority and responsibility:

     (i) to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

     (ii) to determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

          (A)  notify the full Board of Managers;

          (B) initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

          (C) retain such additional expert personnel as the QLCC deems necessary; and, at the conclusion of such investigation,

          (A)  recommend,   by  majority  vote,   that  the  Fund  implement  an
          appropriate response to evidence of a material violation; and

          (B) inform the CLO and the CEO and the Board of Managers of the results of any such investigation and the appropriate remedial measures.

     (iii) by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

                                  FORM OF PROXY

                         BACAP OPPORTUNITY STRATEGY, LLC

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF MANAGERS

                           SPECIAL MEETING OF MEMBERS
                               SEPTEMBER 11, 2003

This proxy is solicited on behalf of the Board of Managers of BACAP Opportunity Strategy, LLC (the "Fund") for the Special Meeting of Members (the "Meeting") and relates to the proposal with respect to the Fund.

The undersigned hereby appoints Robert B. Carroll and Frederick H. Sherley and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all interests in the Fund ("Interests") which the undersigned is entitled to vote at the Meeting to be held at 11:00 a.m. (Eastern time), on Thursday, September 11, 2003, at the offices of BACAP Distributors, LLC, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE INTERESTS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" BOTH NOMINEES, WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE.

TO VOTE BY TELEPHONE:

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call the Toll Free Number on your voting instruction form.
3) Enter the control number set forth on your voting instruction form and follow the simple instructions.

Proxies submitted by telephone must be received by 12:00 a.m. (Eastern time) on September 11, 2003.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                         BACAP OPPORTUNITY STRATEGY, LLC


Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each Proxy Card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the nominees below.

The Board of Managers (the "Board") of BACAP Opportunity Strategy, LLC recommends that you vote FOR the nominees set forth below.

1.   To elect two nominees to serve as Managers of the Fund:

                                            FOR               WITHHOLD

         a. Alan Brott                      [ ]                  [ ]

         b. Robert H. Gordon                [ ]                  [ ]

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If member is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF MEMBERS AND THE PROXY STATEMENT, DATED AUGUST 14, 2003.


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Signature (PLEASE SIGN WITHIN BOX)                      Date


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Signature (Joint Owners)                                Date